UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 20, 2022 (July 19, 2022)

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 2201-3192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2022. Greenpro Capital Corp. (the “Company”) filed a Certificate of Change with the Secretary of State of the State of Nevada (the “Certificate of Change”) to effect a reverse split of Company’s common stock at a ratio of 10-for-1 (the “Reverse Stock Split”), effective at 12:01 am on July 28, 2022. As a result of the Reverse Stock Split, each ten (10) pre-split shares of common stock outstanding will automatically combine into one (1) new share of common stock without any action on the part of the holders, and the number of outstanding shares common stock will be reduced from 78,671,688 shares to 7,867,168.8 shares (subject to rounding of fractional shares).

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-reverse stock split shares of the Company’s common stock not evenly divisible by 10, will, in lieu of a fractional share, be entitled the number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

The above description of the Certificate of Change and the Reverse Stock Split is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Change as filed with the Secretary of State of the State of Nevada on July 19, 2022, a copy of each of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Change to the Articles of Incorporation of the Registrant (reverse split)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: July 20, 2022	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)